Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-M

KEY PERFORMANCE FACTORS
February 29, 2000



Expected B Maturity 11/15/2004


Blended Coupon 6.6788%


Excess Protection Level
3 Month Average   4.44%
February, 2000   6.05%
January, 2000   5.26%
December, 1999   2.02%


Cash Yield18.80%


Investor Charge Offs 4.75%


Base Rate 8.00%


Over 30 Day Delinquency 5.01%


Seller's Interest 9.54%


Total Payment Rate14.30%


Total Principal Balance$48,263,301,515.80


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,604,500,997.31